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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


                             September 29, 1999
             ------------------------------------------------
             Date of Report (Date of earliest event reported)


                      INHALE THERAPEUTIC SYSTEMS, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


          Delaware                    023556              94-3134940
----------------------------  --------------------  --------------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
   of incorporation)               File Number)        Identification No.)


                              150 Industrial Road
                              San Carlos, CA 94070
                  ----------------------------------------
                  (Address of principal executive offices)


                                (650) 631-3100
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                         Inhale Therapeutic Systems
             ----------------------------------------------------
                (Former name, if changed since last report)


                                       1.

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ITEM 5.   OTHER EVENTS


     On September 29, 1999, Inhale Therapeutic Systems, Inc. announced its intention to issue $100 million aggregate principal amount of convertible subordinated debentures ($120 million if the over-allotment option is exercised in full). A press release relating to the issuance is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               99.1  Press Release dated September 29, 1999





                                       2.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INHALE THERAPEUTIC SYSTEMS, INC.



Dated: September 29, 1999       By: /s/ Brigid A. Makes
                                    ------------------------------------------
                                    Brigid A. Makes
                                    Chief Financial Officer and Vice President
                                    of Finance and Administration






                                       3.